Exhibit 99.1

FOR IMMEDIATE RELEASE

For More Information, Contact:
Kara Bellamy Chief Accounting Officer 805.566.6100 investor@qad.com	Laurie Berman PondelWilkinson Inc. 310.279.5980 lberman@pondel.com

QAD Reports Fiscal 2021 Fourth Quarter and Full Year Financial Results

-- Fourth Quarter Subscription Revenue Growth Accelerates to 24 Percent Year-Over-Year;
Subscription Margin Ahead of Plan at 70 Percent --

SANTA BARBARA, Calif. – March 24, 2021 – QAD Inc. (Nasdaq: QADA) (Nasdaq: QADB), a leading provider of adaptive, cloud-based enterprise software and services for global manufacturing companies, today reported financial results for the fiscal 2021 fourth quarter and full year ended January 31, 2021.

Fiscal 2021 Fourth Quarter Financial Results:

Total revenue for the fiscal 2021 fourth quarter was $83.0 million, compared with $78.6 million for the fiscal 2020 fourth quarter, resulting from an increase in subscription revenue partially offset by anticipated reductions in license, professional services and maintenance revenue.  Currency had a $1.5 million positive impact on total revenue compared with last year’s fourth quarter and a negligible impact on net income.  Fiscal 2021 fourth quarter subscription revenue grew 24 percent from the same quarter last year, and accounted for 43 percent of total revenue, a seven-percentage point increase over last year’s fourth quarter.

Additional fiscal 2021 fourth quarter financial results, compared with the same period last year, include:

●	Subscription revenue of $35.5 million, up from $28.6 million. Currency had a $374,000 positive impact.
●	Subscription gross margin of 70 percent, versus 67 percent.
●	License revenue of $5.2 million, compared with $5.3 million. Currency had a $180,000 positive impact.
●	Professional services revenue of $15.1 million, compared with $15.9 million. Currency had a $275,000 positive impact.
●	Professional services gross margin of 11 percent, versus 2 percent.
●	Maintenance revenue of $27.2 million, compared with $28.7 million. Currency had a $641,000 positive impact.
●	GAAP pre-tax income of $5.9 million versus $764,000. Ongoing subscription revenue growth and improving margins continued to drive bottom-line improvements.
●	Non-GAAP pre-tax income of $10.1 million, compared with $3.8 million.
●	GAAP net income of $8.2 million, or $0.39 per diluted Class A and $0.33 per diluted Class B share, versus $410,000, or $0.02 per diluted Class A and Class B share.

“We were pleased to finish the year with solid financial results, capping fiscal 2021 with strong fourth quarter growth in subscription revenue, margins and profitability,” said Anton Chilton, QAD’s Chief Executive Officer. “With our cloud funnel at a record high, the manufacturing economy improving, and our easy to deploy, adaptive, cloud-based ERP suite, we are optimistic about fiscal 2022, and remain positioned for sustainable, long-term growth.”

Fiscal 2021 Full Year Financial Results:

Total revenue for fiscal 2021 was $307.9 million, compared with $310.8 million for fiscal 2020.  Currency had a $1.2 million negative impact on total revenue, a $337,000 negative impact on subscription revenue and a $657,000 negative impact on net income.  Subscription revenue grew 22 percent to $131.1 million for fiscal 2021, compared with $107.2 million for fiscal 2020.  GAAP pre-tax income was $10.8 million for the fiscal year ended January 31, 2021, versus a GAAP pre-tax loss of $3.6 million for the same period last year.  GAAP net income was $11.1 million, or $0.53 per diluted Class A share and $0.45 per diluted Class B share, for fiscal 2021, versus a GAAP net loss of $15.9 million for the same period last year, which included an additional valuation allowance of $16.2 million placed on QAD’s deferred tax assets, or ($0.82) per Class A share and ($0.69) per Class B share.  Non-GAAP pre-tax income was $25.5 million for fiscal 2021, compared with $8.4 million for fiscal 2020.

QAD's cash and equivalents balance at January 31, 2021 was $142.5 million, versus $136.7 million a year earlier.  Cash provided by operations for fiscal 2021 was $32.9 million, compared with $17.0 million last year.

Fiscal 2021 Fourth Quarter Operational Highlights:

●	Received orders from 53 customers representing more than $500,000 each in combined subscription, license, maintenance and professional services billings, including 18 orders exceeding $1 million;
●

Received cloud or license orders from companies across QAD’s six vertical markets, including: Argon Medical Devices, Caterpillar Inc., Clarios, LLC, Cooper-Standard Auto, Delifrance SA, Denso Corporation, Grands Moulins de Paris S.A., InnoGenerics B.V., Johnson & Johnson, Labeyrie Fine Foods SAS, Laboratorios Menarini S.A., Malvern Panalytical BV, Mark Anthony Group, Nexteer Automotive, Novartis Gene Therapies, Panasonic Energy Belgium N.V., PepsiCo, Inc., PPG Industries, Inc., Raypak Inc., SteriPack Group Ltd., and Thermo Fisher Scientific;

●	Acquired Allocation Network GmbH, a best-in-class solution provider for strategic sourcing and supplier management;
●	QAD Adaptive ERP achieved Veracode Verified Standard status, underpinning QAD’s ongoing commitment to creating secure software subjected to continuous security testing; and
●	Planned for QAD Tomorrow Thought Stream taking place on May 19, 2021, where manufacturers can learn about common supply chain challenges, their root causes and best practices for overcoming them.

Business Outlook:

For the fiscal 2022 first quarter, QAD is providing guidance as follows:

●	Subscription revenue of $36.5 million.
●	Maintenance revenue of $26 million.
●	Operating income of breakeven; including stock-based compensation expense of $3.7 million.

For the fiscal 2022 year, QAD is providing guidance as follows:

●	Subscription revenue of $160 million.
●	Maintenance revenue of $102 million.
●	Operating income of $12 million; including stock-based compensation expense of $17 million.

Calculation of Earnings per Share (EPS)

EPS is reported based on the company’s dual-class share structure, and includes a calculation for both Class A and Class B shares.  Since Class A shares have rights to 120% of dividends paid on Class B shares, net income is apportioned so that earnings per share attributable to a Class A share are 120% of earnings per share attributable to a Class B share.

Fiscal 2021 Fourth Quarter Financial Results Conference Call

When: Wednesday, March 24, 2021

Time: 2:00 p.m. PT (5:00 p.m. ET)

Phone: 844-739-3990 (domestic); 412-317-5719 (international)

Replay: Accessible through midnight March 31, 2021; 877-344-7529 (domestic); 412-317-0088 (international); replay access code 10151649

Webcast: Accessible at www.qad.com; archive available for approximately one year

Note about Non-GAAP Financial Measures

QAD has disclosed non-GAAP adjusted EBITDA, non-GAAP adjusted EBITDA margins and non-GAAP pre-tax income in this press release for the fiscal 2021 fourth quarter and full year.  These are non-GAAP financial measures as defined by SEC Regulation G.  QAD defines the non-GAAP measures as follows:

●

Non-GAAP adjusted EBITDA - EBITDA is GAAP net income before net interest expense, income tax expense, depreciation and amortization.  Non-GAAP adjusted EBITDA is EBITDA less stock-based compensation expense and the change in the fair value of the interest rate swap.

●	Non-GAAP adjusted EBITDA margins - Calculated by dividing non-GAAP adjusted EBITDA by total revenue.
●

Non-GAAP pre-tax income - GAAP income before income taxes not including the effects of stock-based compensation expense, amortization of purchased intangible assets and the change in fair value of the interest rate swap.

QAD’s management uses non-GAAP measures internally to evaluate the business and believes that presenting non-GAAP measures provides useful information to investors regarding the company’s underlying business trends and performance of the company’s ongoing operations as well as useful metrics for monitoring the company’s performance and evaluating it against industry peers.  The non-GAAP financial measures presented should be used in addition to, and in conjunction with, results presented in accordance with GAAP, and should not be relied upon to the exclusion of GAAP financial measures.  Management strongly encourages investors to review the company’s consolidated financial statements in their entirety and to not rely on any single financial measure in evaluating the company.

Tables providing a reconciliation of the non-GAAP measures to their most comparable GAAP measures are included at the end of this press release.

QAD non-GAAP measures reflect adjustments based on the following items:

Stock-based compensation expense: The company has excluded the effect of stock-based compensation expense from its non-GAAP adjusted EBITDA and non-GAAP pre-tax income calculations.  Although stock-based compensation expense is calculated in accordance with current GAAP and constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because it is not an expense which generally requires cash settlement by QAD, and therefore is not used by the company to assess the profitability of its operations.  The company also believes the exclusion of stock-based compensation expense provides a more useful comparison of its operating results to the operating results of its peers.

Amortization of purchased intangible assets: The company amortizes purchased intangible assets in connection with its acquisitions.  QAD has excluded the effect of amortization of purchased intangible assets, which include purchased technology and customer relationships, from its non-GAAP pre-tax income calculation, because doing so makes internal comparisons to the company’s historical operating results more consistent.  In addition, the company believes excluding amortization of purchased intangible assets provides a more useful comparison of its operating results to the operating results of its peers.

Change in fair value of the interest rate swap: The company entered into an interest rate swap to mitigate its exposure to the variability of one-month LIBOR for its floating rate debt related to the mortgage of its headquarters.  QAD has excluded the gain/loss adjustments to record the interest rate swap at fair value from its non-GAAP adjusted EBITDA and non-GAAP pre-tax income calculations.  The company believes that these fluctuations are not indicative of its operational costs or meaningful in evaluating comparative period results because the company currently has no intention of exiting the debt agreement early; and therefore over the life of the debt the sum of the fair value adjustments will be $0.

About QAD – Enabling the Adaptive Manufacturing Enterprise

QAD Inc. is a leading provider of adaptive, cloud-based enterprise software and services for global manufacturing companies.  Global manufacturers face ever-increasing disruption caused by technology-driven innovation and changing consumer preferences.  In order to survive and thrive, manufacturers must be able to innovate and change business models at unprecedented rates of speed.  QAD calls these companies Adaptive Manufacturing Enterprises.  QAD solutions help customers in the automotive, life sciences, consumer products, food and beverage, high tech and industrial manufacturing industries rapidly adapt to change and innovate for competitive advantage.

Founded in 1979 and headquartered in Santa Barbara, California, QAD has 30 offices globally.  Over 2,000 manufacturing companies have deployed QAD solutions including enterprise resource planning (ERP), demand and supply chain planning (DSCP), global trade and transportation execution (GTTE) and quality management system (QMS) to become an Adaptive Manufacturing Enterprise.  To learn more, visit www.qad.com or call +1 805-566-6100.  Find us on Twitter, LinkedIn, Facebook, Instagram and Pinterest.

“QAD” is a registered trademark of QAD Inc.  All other products or company names herein may be trademarks of their respective owners.

Note to Investors: This press release contains certain forward-looking statements made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding projections of revenue, income and loss, capital expenditures, plans and objectives of management regarding the company's business, future economic performance or any of the assumptions underlying or relating to any of the foregoing.  Forward-looking statements are based on the company's current expectations.  Words such as "expects," "believes," "anticipates," "could," "will likely result," "estimates," "intends," "may," "projects," "should," "would," "might," "plan" and variations of these words and similar expressions are intended to identify these forward-looking statements.  A number of risks and uncertainties could cause actual results to differ materially from those in the forward-looking statements.  These risks include, but are not limited to: risks associated with the COVID-19 (novel coronavirus) pandemic or other catastrophic events that may harm our business; adverse economic, market or geo-political conditions that may disrupt our business; our cloud service offerings, such as defects and disruptions in our services, our ability to properly manage our cloud service offerings, our reliance on third-party hosting and other service providers, and our exposure to liability and loss from security breaches; demand for the company's products, including cloud service, licenses, services and maintenance; pressure to make concessions on our pricing and changes in our pricing models; protection of our intellectual property; dependence on third-party suppliers and other third-party relationships, such as sales, services and marketing channels; changes in our revenue, earnings, operating expenses and margins; the reliability of our financial forecasts and estimates of the costs and benefits of transactions; the ability to leverage changes in technology; defects in our software products and services; third-party opinions about the company; competition in our industry; the ability to recruit and retain key personnel; delays in sales; timely and effective integration of newly acquired businesses; economic conditions in our vertical markets and worldwide; exchange rate fluctuations; and the global political environment.  For a more detailed description of the risk factors associated with the company and factors that may affect our forward-looking statements, please refer to the company's latest Annual Report on Form 10-K and, in particular, the section entitled "Risk Factors" therein, and in other periodic reports the company files with the Securities and Exchange Commission thereafter.  Management does not undertake to update these forward-looking statements except as required by law.

(financial tables follow)

QAD Inc.

Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)

(in thousands, except per share data)

(unaudited)

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2021	2020	2021	2020
Revenue:
Subscription	$35,535	$28,646	$131,133	$107,168
License	5,206	5,293	11,152	16,570
Maintenance	27,161	28,712	107,083	117,896
Professional services	15,075	15,901	58,497	69,138
Total revenue	82,977	78,552	307,865	310,772
Cost of revenue:
Subscription	10,566	9,591	42,369	38,451
License	893	653	2,300	2,308
Maintenance	6,615	7,349	26,039	29,702
Professional services	13,395	15,633	54,664	69,448
Total cost of revenue	31,469	33,226	125,372	139,909
Gross profit	51,508	45,326	182,493	170,863
Operating expenses:
Sales and marketing	18,387	21,262	71,779	82,115
Research and development	14,729	13,247	56,084	54,726
General and administrative	11,046	10,398	41,643	39,442
Amortization of intangible assets from acquisitions	95	68	289	268
Total operating expenses	44,257	44,975	169,795	176,551
Operating income (loss)	7,251	351	12,698	(5,688)
Other (income) expense:
Interest income	(166)	(574)	(923)	(2,782)
Interest expense	144	153	591	630
Other expense, net	1,376	8	2,209	68
Total other (income) expense, net	1,354	(413)	1,877	(2,084)
Income (loss) before income taxes	5,897	764	10,821	(3,604)
Income tax (benefit) expense	(2,305)	354	(244)	12,345
Net income (loss)	$8,202	$410	$11,065	$(15,949)

Net income (loss)	$8,202	$410	$11,065	$(15,949)
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	800	(406)	157	(684)
Total comprehensive income (loss)	$9,002	$4	$11,222	$(16,633)

Diluted income (loss) per share
Class A	$0.39	$0.02	$0.53	$(0.82)
Class B	$0.33	$0.02	$0.45	$(0.69)

Diluted Weighted Shares
Class A	18,105	17,937	18,022	16,709
Class B	3,402	3,405	3,393	3,289

QAD Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	January 31,	January 31,
	2021	2020
Assets
Current assets:
Cash and equivalents	$142,501	$136,717
Accounts receivable, net	82,609	80,968
Prepaid expenses and other current assets, net	22,923	24,952
Total current assets	248,033	242,637

Property and equipment, net	25,598	28,687
Lease right-of-use assets, net	21,016	18,329
Capitalized software costs, net	7,980	1,922
Goodwill	25,336	12,388
Deferred tax assets, net	8,526	5,834
Other assets, net	14,298	13,007

Total assets	$350,787	$322,804

Liabilities and stockholders' equity
Current liabilities:
Current portion of long-term debt	$527	$503
Lease liabilities	4,904	4,371
Accounts payable and other current liabilities	48,329	49,740
Deferred revenue	125,724	118,413
Total current liabilities	179,484	173,027

Long-term debt	11,825	12,341
Long-term lease liabilities	17,510	14,612
Other liabilities	12,502	6,759

Stockholders' equity:
Common stock	21	21
Additional paid-in capital	205,630	197,824
Treasury stock	(3,073)	(3,226)
Accumulated deficit	(64,924)	(70,209)
Accumulated other comprehensive loss	(8,188)	(8,345)
Total stockholders' equity	129,466	116,065

Total liabilities and stockholders' equity	$350,787	$322,804

QAD Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Twelve Months Ended
	January 31,
	2021	2020

Net cash provided by operating activities	$32,872	$16,997

Cash flows from investing activities:
Purchase of property and equipment	(1,931)	(5,669)
Acquisition of businesses, net of cash acquired	(14,203)	-
Purchase of short-term investments	-	(1,200)
Proceeds from sale of short-term investments	-	2,400
Proceeds from sale of building	1,496	-
Capitalized software costs	(1,268)	(1,243)
Net cash used in investing activities	(15,906)	(5,712)

Cash flows from financing activities:
Repayments of debt	(624)	(530)
Tax payments related to stock awards	(6,233)	(6,128)
Dividends paid	(5,780)	(5,617)
Net cash used in financing activities	(12,637)	(12,275)

Effect of exchange rates on cash and equivalents	1,455	(1,706)
Net increase (decrease) in cash and equivalents	5,784	(2,696)
Cash and equivalents at beginning of period	136,717	139,413
Cash and equivalents at end of period	$142,501	$136,717

QAD Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands)

(unaudited)

	Three Months Ended January 31,		Twelve Months Ended January 31,
	2021	2020	2021	2020

Total revenue	$82,977	$78,552	$307,865	$310,772

Net income (loss)	8,202	410	11,065	(15,949)
Add back:
Net interest income	(22)	(421)	(332)	(2,152)
Depreciation	1,284	1,281	5,334	5,198
Amortization	404	382	1,485	1,316
Income tax (benefit) expense	(2,305)	354	(244)	12,345
EBITDA	$7,563	$2,006	$17,308	$758
Add back:
Stock-based compensation expense	4,066	2,958	14,192	11,354
Change in fair value of interest rate swap	(56)	16	93	368
Adjusted EBITDA	$11,573	$4,980	$31,593	$12,480
Adjusted EBITDA margin	14%	6%	10%	4%

Non-GAAP pre-tax income reconciliation

Income (loss) before income taxes	$5,897	$764	$10,821	$(3,604)
Add back
Stock-based compensation expense	4,066	2,958	14,192	11,354
Amortization of purchased intangible assets	204	74	418	295
Change in fair value of interest rate swap	(56)	16	93	368
Non-GAAP income before income taxes	$10,111	$3,812	$25,524	$8,413